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                                                                      EXHIBIT 23










                       Consent of Independent Accountants









We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 33-61665, 33-08779 and 33-08781) of Transmation, Inc. of our report dated May 14, 1999 with respect to the financial statements of Transmation, Inc. contained in the foregoing Annual Report on Form 10-K.









PricewaterhouseCoopers LLP

Rochester, New York
June 28, 1999



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